Exhibit 10.25

February 21, 2003

Union Bank of California, N.A.,
as Administrative Agent and Lender

445 South Figueroa Street

Los Angeles, California 90071

Attention:	John C. Kase, Vice President
& Senior Credit Executive

Re:                               Waiver under Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Revolving Credit Agreement dated as of September 27, 2002, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement dated November 21, 2002 (said Agreement, as so amended, herein called the “Credit Agreement”), among THQ Inc. (the “Borrower”), Union Bank of California, N.A. as sole lender (the “Lender”), and Union Bank of California, N.A. as administrative agent (in such capacity, the “Agent”) for the Lender, as syndication agent and as arranger.  Terms fined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated by reference herein.

1.             The Borrower has requested that the Lender waive the provisions of Section 6.2(k) of the Credit Agreement with respect to the Borrower’s fiscal year ended on December 31, 2002.  The Lender is willing to grant such waiver with respect to such fiscal year, on the terms and conditions set forth in this waiver letter.

2.             The Borrower hereby represents and warrants for the benefit of the Lender and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this waiver letter, before and after giving effect to the same, as if made on and as of such date, with the exception that the references in Section 5.5 of the Credit Agreement to “June 30, 2002” shall be replaced by “December 31, 2002” and to “6-month fiscal period” shall be replaced by “12-month fiscal period,” and (b) no event has occurred and is continuing, or would result from the effectiveness of this waiver letter, that constitutes a Default.

3.             This waiver letter shall become effective when the Agent has received a fee of $2,500 and this waiver letter, duly executed by the Borrower and the Lender.  The

Borrower hereby authorizes the Agent to charge the Borrower’s account number 3030154710 at UBOC, Los Angeles, for payment of such fee.

4.             On and after the effective date of this waiver letter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this waiver letter.  The Credit Agreement, as modified by this waiver letter, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  Except as specifically provided herein, the execution, delivery and effectiveness of this waiver letter shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

5.             This waiver letter may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same waiver letter.

[THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY.]

6.             THIS WAIVER LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

Very truly yours,

THQ INC.

By:	/s/ Fred Gysi
Fred Gysi
Senior Vice President, Finance & Administration

Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A.,
as Administrative Agent and Lender

By:	/s/ John C. Kase
John C. Kase
Vice President & Senior Credit Executive